Accel Entertainment Completes Century Gaming Acquisition
Adds to its Portfolio More Than 900 Licensed Establishments and 8,300 Gaming Terminals Across Montana and Nevada and Gains Manufacturing Capabilities
CHICAGO (BUSINESS WIRE)--Accel Entertainment, Inc. (NYSE: ACEL) (“Accel”), a leading distributed gaming operator in the U.S., today announced the completion of its previously announced transaction to acquire Century Gaming, Inc. (“Century”), one of the leading distributed gaming operators in the Western United States, for $164.2 million in cash and stock, including Century’s working capital.
“We could not be more excited to further expand our operations in the Western United States with the Century team. We are confident that Century’s leadership team of Steve, Heidi, and Merle, is the perfect partner to guide us into this attractive market and capture new growth,” said Accel CEO Andy Rubenstein. “Together we look forward to continue seeking innovative opportunities to expand our hyper-local business model into new markets across the country.”
Century brings to Accel more than 8,300 gaming terminals and over 900 licensed locations across Montana and Nevada, including bars, taverns, truck stops and convenience store groups in both markets. With the closing of this transaction Accel also adds design and manufacturing operations to its portfolio through Grand Vision Gaming (“GVG”) as well as Century’s proprietary “i-Rewards” and “Gamblers Bonus” rewards programs.
Century’s executive team, including CEO Steve Arntzen, CFO Heidi Schmalz and GVG Managing Director Merle Frank, will continue to lead Century through its next chapter as part of the Accel family.
Steve Arntzen, CEO of Century commented, “In Accel, we have found an ideal strategic partner and together we are uniquely positioned to accelerate our growth trajectory as we deliver the latest technological advancements to the gaming market. I am proud to continue to lead our dynamic team and build upon our strong momentum under the Accel banner as we provide our operators and players with attractive locations, the highest-quality products and world class support for which we are known.”
About Accel
Accel is a leading distributed gaming operator in the United States on an Adjusted EBITDA basis, and a preferred partner for local business owners in the Illinois market. Accel’s business consists of the installation, maintenance and operation of VGTs, redemption devices that disburse winnings and contain ATM functionality, and other amusement devices in authorized non-casino locations such as restaurants, bars, taverns, convenience stores, liquor stores, truck stops, and grocery stores.
About Century Gaming
Century has a 60-plus year history in distributed gaming, and currently services over 900 licensed customers in Montana and Nevada, including many leading bars, taverns, truck stops and convenience store operators. Through the installation state of the art technologies, Century continues to lead the way in player-centric gaming innovation.
Cautionary Note Regarding Forward-Looking Statements
This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “will,” “believe,” “estimate,” “expect,” “intend,” “target,” “plan,” “outlook,” “addition,” “look forward, “seek,” “continue” and similar expressions and negatives thereof, as they relate to us, our management team, Century or the contemplated transaction or its anticipated effects or benefits, are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current reasonable expectations and beliefs of management, as well as assumptions made by, and information currently available to, Accel’s management regarding Century, the contemplated transaction or its anticipated effects or benefits. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results performance and achievements, or industry results, to differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Accel’s filings with the Securities and Exchange Commission (“SEC”).
Anticipated effects or benefits from the contemplated transaction may not ultimately occur, including expected revenues; effective integration of Century’s operations, establishments and terminals with our own; integration of new technology to our own portfolio; and, integration of player rewards programs into our own system or expansion of those rewards programs in other US markets. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to the existing and potential future adverse impact of the COVID-19 pandemic on Century’s business, operations and financial condition, including as a result of any suspension of gaming operations in Nevada or Montana; our ability to expand effectively into Nevada and Montana; our ability to manage growth effectively; our ability to offer new and innovative products and services that fulfill the needs of Century’s establishment partners and create strong and sustained player appeal; Century’s dependence on relationships with key manufacturers, developers and third parties; the negative impact on Century’s future results of operations by the slow growth in demand for gaming terminals and by slow growth of gaming in Nevada and Montana; Century’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s or Century’s business, results of operations, cash flows and financial conditions and other risks and uncertainties.
Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Accel. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results or benefits expressed in this press releases or company statements will not be realized. In addition, the inclusion of any statement in this press release does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements.

Media Contact:

Eric Bonach
Abernathy MacGregor
212-371-5999
ejb@abmac.com